UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, UTAH	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on July 25, 2024, Instructure Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Icon Parent Inc., a Delaware corporation (“Parent”), and Icon Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P., a leading global investment firm. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Under the terms of the Merger Agreement, the completion of the Merger is subject to the satisfaction or waiver (to the extent permissible pursuant to applicable law) of certain closing conditions, including the expiration or termination of any applicable waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m. Eastern Time on September 9, 2024, the waiting period under the HSR Act expired with respect to the Merger.

The completion of the Merger remains subject to the satisfaction or waiver (to the extent permissible pursuant to applicable law) of other closing conditions, including, but not limited to, regulatory approvals in jurisdictions outside the United States. Completion of the Merger is currently expected to occur in the second half of 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, and the Company’s other filings and press releases may contain, forward-looking statements. All statements other than statements of historical fact, including statements about the proposed acquisition of the Company, are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Merger and the transactions contemplated by the Merger Agreement (the “Transactions”), the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed Transactions, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed Transactions on the Company’s business relationships, operating results and business generally; (v) risks that the proposed Transactions disrupt the Company’s current plans and operations; (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Transactions; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed Transactions; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations; (xiv) the impact of inflation, rising interest rates, and global conflicts; (xv) uncertainty as to timing of completion of the proposed Merger; (xvi) risks that the benefits of the Merger are not realized when and as expected; and (xvii) other factors described under the heading “Risk

Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s subsequent Quarterly Reports on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”). The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Merger involving the Company, Parent and Merger Sub. The Company has prepared and mailed a definitive information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the pending Merger. This Current Report on Form 8-K is not a substitute for the information statement, or any other document, that the Company may file with the SEC or send to its stockholders in connection with the Merger.

INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of the Company’s website at https://ir.instructure.com under the link “Financials” or by contacting the Company’s Investor Relations by e-mail at investors@instructure.com.

No Offer

No person will solicit proxies in connection with the proposed Transactions referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTRUCTURE HOLDINGS, INC.

Date: September 11, 2024	By:	/s/ Matthew A. Kaminer
Name: Matthew A. Kaminer
Title: Chief Legal Officer